UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2022

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: On December 19, 2022, Simmons First National Corporation (“Company”) filed a Current Report on Form 8-K to report certain changes to its executive management, including the appointment of Robert A. Fehlman as the Company’s chief executive officer and the appointment of James M. Brogdon as the Company’s president and chief financial officer, both of which were effective as of January 1, 2023. At the time of such filing, the compensatory arrangements for Messrs. Fehlman and Brogdon in connection with their new roles were unavailable. This Form 8-K/A is being filed to report the compensatory arrangements for Messrs. Fehlman and Brogdon established by the Company’s board of directors (“Board”) (in the case of Mr. Fehlman) and its compensation committee (in the case of Mr. Brogdon) on January 20, 2023, and January 19, 2023, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert A. Fehlman - Compensatory Arrangement

In connection with Mr. Fehlman’s appointment as the Company’s chief executive officer, he will receive an annual base salary of $750,000 and an annual executive stipend of $12,000. Mr. Fehlman will also be eligible to receive an equity incentive award with a target amount of 135% of base salary – with an opportunity of up to 150% of target. In addition, Mr. Fehlman will be eligible to receive a cash incentive award with a target amount of 100% of base salary – with an opportunity of up to 200% of target. Mr. Fehlman was also granted a promotional equity award consisting of 17,521 performance share units. Mr. Fehlman will continue to receive other executive and employee benefits as outlined in the Company’s proxy statement for the Company’s 2022 annual meeting of shareholders.

James M. Brogdon - Compensatory Arrangement

In connection with Mr. Brogdon’s appointment as the Company’s president and chief financial officer, he will receive an annual base salary of $550,000 and an annual executive stipend of $12,000. Mr. Brogdon will also be eligible to receive an equity incentive award with a target amount of 120% of base salary – with an opportunity of up to 150% of target. In addition, Mr. Brogdon will be eligible to receive a cash incentive award with a target amount of 100% of base salary – with an opportunity of up to 200% of target. Mr. Brogdon was also granted a promotional equity award consisting of 13,141 performance share units. Mr. Brogdon will continue to receive other executive and employee benefits as outlined in the Company’s proxy statement for the Company’s 2022 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: January 24, 2023	James M. Brogdon, President and Chief Financial Officer